Exhibit 10.3

The Depository Trust Company

A subsidiary of the Depository Trust & Clearing Corporation

BLANKET ISSUER LETTER OF REPRESENTATIONS

(To be completed by Issuer and Co-Issuer(s), if applicable)

AccuShares Commodities Trust I

(Name of Issuer and Co-Issuer(s), if applicable)

12/3/2013
(Date)

The Depository Trust Company
570 Washington Blvd, 4th FL
Jersey City, NJ 07310
Attention: Underwriting Department

Ladies and Gentlemen:

This letter sets forth our understanding with respect to all issues (the “Securities”) that Issuer shall request to be made eligible for deposit by The Depository Trust Company (“DTC”).

Issuer is: (Note: Issuer shall represent one and cross out the other.)

~~[incorporated in]~~ [formed under the laws of] Delaware .

To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC’s Rules with respect to the Securities, Issuer represents to DTC that issuer will comply with the requirements stated in DTC’s Operational Arrangements, as they may be amended from time to time.

Very truly yours,
Note:
Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.		AccuShares Commodities Trust I
(Issuer)

	By:	/s/ Forrest Gilman
(Authorized Officer’s Signature)

Forrest Gilman
(Print Name)

300 First Stamford Place – 4th Floor East
(Street Address)

Stamford, CT USA 06902
(City) (State) (Country) (Zip Code)

(203) 989-4967
(Phone Number)

forrest.gilman@accushares.com
(E-mail Address)